                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Members
ASTROLINK International LLC:


We have audited the accompanying consolidated balance sheets of ASTROLINK International LLC and subsidiaries (a development stage limited liability company) as of December 31, 1999 and 2000, and the related consolidated statements of operations, members' equity, and cash flows for the period from January 1, 1999 through April 21, 1999 (Predecessor period), the period from April 22, 1999 (date of inception) through December 31, 1999, the year ended December 31, 2000, and for the period from April 22, 1999 (date of inception) through December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 10(b) to the consoldiated financial statements, certain of the Company's members informed the Company in October, 2001 that they will not invest additional funds in the Company, beyond those amounts contributed as of October 25, 2001. Also, as described in Note 10(b), as of December 6, 2001 the Company terminated substantially all activities associated with the development, construction and implementation of the ASTROLINK System. The Company does not currently have access to alternative funding sources and is evaluating the feasibility of further development of the ASTROLINK System. On December 17, 2001 the Company's Board of Directors finalized plans to terminate approxiamtely 70% of the Company's employees, effective December 31, 2001.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ASTROLINK International LLC and subsidiaries (a development stage limited liability company) as of December 31, 1999 and 2000 and the results of their operations and their cash flows for the period from January 1, 1999 through April 21, 1999 (Predecessor period), the period from April 22, 1999 (date of inception) through December 31, 1999, the year ended December 31, 2000, and the period from April 22, 1999 (date of inception) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                       KPMG LLP

McLean, Virginia
February 23, 2001, except for Note 10(b) which is as of December 17, 2001

                           ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)
                           Consolidated Balance Sheets

                                                                                           DECEMBER 31,
                                                                             ----------------------------------------
                                                                                  1999                      2000
                                                                             ---------------          ---------------
                                     ASSETS
Current assets:
     Cash and cash equivalents                                               $    28,932,260               45,214,669
     Prepaid and other current assets                                                706,998                  261,821
                                                                             ---------------          ---------------
                       Total current assets                                       29,639,258               45,476,490
Valued added tax receivable                                                        2,948,800                7,627,052
System under construction                                                        330,250,000              792,097,278
Property and equipment, net of accumulated depreciation and
     amortization of $211,910 and $847,720 in 1999 and 2000,
     respectively                                                                  2,132,197                2,157,143
Intangible assets                                                                 17,721,000               17,721,000
                                                                             ---------------          ---------------
                                                                             $   382,691,255              865,078,963
                                                                             ===============          ===============
                        LIABILITIES AND MEMBERS' EQUITY

Current liabilities:
     Accounts payable                                                        $       915,632                  715,870
     Accounts payable to members                                                   9,450,000               23,155,000
     Accrued expenses                                                              7,685,982                4,949,458
                                                                             ---------------          ---------------
                       Total current liabilities                                  18,051,614               28,820,328
Deferred rent                                                                             --                  128,175
                                                                             ---------------          ---------------
                       Total liabilities                                          18,051,614               28,948,503
                                                                             ---------------          ---------------
Commitments and contingencies

Members' equity:
     Class A units - authorized 135,010,000 units; 135,010,000 units
        issued and outstanding at December 31, 1999 and 2000                   1,336,037,500            1,336,037,500
     Class B units - authorized 7,466,391 units; no units issued and
        outstanding                                                                       --                       --
     Subscriptions receivable                                                   (961,450,000)            (465,710,000)
     Deficit accumulated during development stage                                 (9,947,859)             (34,197,040)
                                                                             ---------------          ---------------
                       Total Members' equity                                     364,639,641              836,130,460
                                                                             ---------------          ---------------
                                                                             $   382,691,255              865,078,963
                                                                             ===============          ===============

See accompanying notes to consolidated financial statements.

                           ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                      Consolidated Statements of Operations



                                                  PREDECESSOR                PERIOD FROM                           PERIOD FROM
                                      ---------------------------------     APRIL 22, 1999                        APRIL 22, 1999
                                       YEAR ENDED         PERIOD FROM        (INCEPTION)                            (INCEPTION)
                                      DECEMBER 31,      JANUARY 1, 1999       THROUGH            YEAR ENDED          THROUGH
                                          1998             THROUGH           DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                      (UNAUDITED)       APRIL 21, 1999          1999               2000                 2000
                                      ------------      ---------------     --------------     -------------      --------------
Revenues                              $         --                 --                 --                 --                 --
Expenses:
   General and administrative           11,025,513          2,659,773         11,697,771         31,431,521         43,129,292
   Depreciation and amortization                --                 --            211,910            635,810            847,720
                                      ------------       ------------       ------------       ------------       ------------
            Total expenses              11,025,513          2,659,773         11,909,681         32,067,331         43,977,012
                                      ------------       ------------       ------------       ------------       ------------
            Loss from operations       (11,025,513)        (2,659,773)       (11,909,681)       (32,067,331)       (43,977,012)
Interest income                                 --                 --          1,961,822          7,818,150          9,779,972
                                      ------------       ------------       ------------       ------------       ------------
            Net loss                  $(11,025,513)        (2,659,773)        (9,947,859)       (24,249,181)       (34,197,040)
                                      ============       ============       ============       ============       ============


See accompanying notes to consolidated financial statements.

                           ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Consolidated Statements of Members' Equity

                                                                                                       DEFICIT
                                                                                                     ACCUMULATED
                                            CLASS A UNITS           CLASS B UNITS                      DURING           TOTAL
                                   -----------------------------    -------------  SUBSCRIPTIONS     DEVELOPMENT      MEMBERS'
                                      UNITS           AMOUNT        UNITS  AMOUNT   RECEIVABLE          STAGE          EQUITY
                                   -----------   ---------------    -----  ------  -------------    ------------    -----------
Predecessor:                                     $                         $
Balance at January 1, 1998
  (unaudited)                               --                --      --      --             --              --              --
Contributions from Lockheed
  Martin (unaudited)                        --        11,025,513      --      --             --              --      11,025,513
Net loss (unaudited)                        --                --      --      --             --     (11,025,513)    (11,025,513)
                                   -----------   ---------------   -----   -----   ------------     -----------     -----------
Balance at January 1, 1999                  --        11,025,513      --      --             --     (11,025,513)             --
Contributions from
  Lockheed Martin                           --         2,659,773      --      --             --              --       2,659,773
Net loss                                    --                --      --      --             --      (2,659,773)     (2,659,773)
Balance at April 21, 1999                   --                --      --      --             --              --              --
                                   -----------   ---------------   -----   -----   ------------     -----------     -----------
Balance at April 22, 1999
  (inception)                               --                --      --      --             --              --              --
Issuance of Class A Units
  (July 20, 1999)                   92,000,000       920,000,000      --      --   (599,840,000)             --     320,160,000
Issuance of Class A Units
  (December 13, 1999)               43,010,000       430,100,000      --      --   (361,610,000)             --      68,490,000
Issuance costs of Class A
  Units                                     --       (14,062,500)     --      --             --              --     (14,062,500)
Net loss                                    --                --      --      --             --      (9,947,859)     (9,947,859)
                                   -----------   ---------------   -----   -----   ------------     -----------     -----------
Balance at December 31, 1999       135,010,000     1,336,037,500      --      --   (961,450,000)     (9,947,859)    364,639,641
Payments under subscriptions
  receivables                               --                --      --      --    495,740,000              --     495,740,000
Net loss                                    --                --      --      --             --     (24,249,181)    (24,249,181)
                                   -----------   ---------------   -----   -----   ------------     -----------     -----------
Balance at December 31, 2000       135,010,000   $ 1,336,037,500      --   $  --   (465,710,000)    (34,197,040)    836,130,460
                                   ===========   ===============   =====   =====   ============     ===========     ===========

See accompanying notes to consolidated financial statements.

                           ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                      Consolidated Statements of Cash Flows



                                                          PREDECESSOR
                                                 ------------------------------   PERIOD FROM                        PERIOD FROM
                                                                    PERIOD        APRIL 22, 1999                    APRIL 22, 1999
                                                  YEAR ENDED         FROM          (INCEPTION)                       (INCEPTION)
                                                 DECEMBER 31,   JANUARY 1, 1999      THROUGH         YEAR ENDED        THROUGH
                                                    1998           THROUGH         DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                 (UNADUITED)    APRIL 21, 1999         1999           2000              2000
                                                 ------------   ---------------   --------------    ------------    --------------
Cash flows from operating activities:
  Net loss                                       $(11,025,513)      (2,659,773)      (9,947,859)     (24,249,181)     (34,197,040)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
      Depreciation and amortization                        --               --          211,910          635,810          847,720
      Write-off of contributed assets                      --               --          225,000               --          225,000
      Changes in assets and liabilities:
        Prepaid and other current assets                   --               --         (706,998)         445,177         (261,821)
        Accounts payable and accrued
          liabilities                                      --               --        3,289,114        2,504,389        5,793,503
                                                 ------------     ------------     ------------     ------------     ------------
            Net cash used in operating
              activities:                         (11,025,513)      (2,659,773)      (6,928,833)     (20,663,805)     (27,592,638)
                                                 ------------     ------------     ------------     ------------     ------------
Cash flows from investing activities:
  Valued added tax receivable                              --               --       (2,948,800)      (4,678,252)      (7,627,052)
  Purchases of property and equipment                      --               --         (290,107)        (660,756)        (950,863)
  Additions to system under construction                   --               --     (320,800,000)    (448,142,278)    (768,942,278)
                                                 ------------     ------------     ------------     ------------     ------------
            Net cash used in investing
              activities                                   --               --     (324,038,907)    (453,481,286)    (777,520,193)
                                                 ------------     ------------     ------------     ------------     ------------
Cash flows from financing activities:
  Cash contribution from Lockheed Martin           11,025,513        2,659,773               --               --               --
  Proceeds from the issuance of Class A units              --               --      368,650,000      495,740,000      864,390,000
  Unit issuance costs                                      --               --       (8,750,000)      (5,312,500)     (14,062,500)
                                                 ------------     ------------     ------------     ------------     ------------
            Net cash provided by financing
              activities                           11,025,513        2,659,773      359,900,000      490,427,500      850,327,500
                                                 ------------     ------------     ------------     ------------     ------------
            Net increase in cash and cash
              equivalents                                  --               --       28,932,260       16,282,409       45,214,669
Cash and cash equivalents, beginning of
  period                                                   --               --               --       28,932,260               --
                                                 ------------     ------------     ------------     ------------     ------------
Cash and cash equivalents, end of period         $         --               --       28,932,260       45,214,669       45,214,669
                                                 ============     ============     ============     ============     ============
Supplemental disclosure of non-cash
  investing activities:
    Contribution of assets by member             $         --               --       20,000,000               --       20,000,000
                                                 ============     ============     ============     ============     ============

See accompanying notes to consolidated financial statements.

                          ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Notes to Consolidated Financial Statements

                           December 31, 1999 and 2000

(1)  NATURE OF BUSINESS

     ASTROLINK International LLC (the "Company"), was formed on April 22, 1999 in the State of Delaware as a Limited Liability Company for the purpose of engaging in one or more telecommunications businesses and all incidental activities. The Company was formed by Lockheed Martin Corporation ("LMC") acting through Lockheed Martin Global Telecommunication, Inc. ("LMGT") (a wholly-owned subsidiary of LMC). The Company's initial Members were LMGT, TRW Inc. ("TRW"), and Telespazio, S.p.A. through Telespazio Luxembourg, S.A. ("Telespazio"). Liberty Media Group, through LSAT Astro LLC ("LMG"), became a Member in December 1999. The Company was formed to establish and operate a worldwide, digital, Ka-band telecommunications system consisting of geosynchronous satellites and a space and ground control system to provide worldwide multimedia interactive broadband telecommunications services (the "ASTROLINK-TM- System").

     The Company's development effort involves substantial risks. Future operating results will be subject to significant business, economic, regulatory, technological, and competitive uncertainties and contingencies, including the ability to obtain the necessary licenses and other approvals to operate the network and provide services. These factors individually or in the aggregate could have an adverse effect on the Company's financial condition and future operating results. In addition, the Company will require substantial additional financing before construction of the ASTROLINK-TM- System is completed. Failure to obtain the required long-term financing will prevent the Company from realizing its objective of operating a worldwide, digital, Ka-band telecommunications system. The Company has historically been dependent on its investors for funding its operations, and believes it will obtain adequate financing to fund its operations beyond 2001. There are no assurances that such financing will be obtained. See NOTE 10(b).

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

          The consolidated financial statements include the accounts of ASTROLINK International LLC and its wholly owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.

          Prior to formation on April 22, 1999, the Company operated as a division of LMC during the year ended December 31, 1998 and the period from January 1, 1999 through April 21, 1999. These periods are referred to as the Predecessor period in the accompanying consolidated financial statements.

                          ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Notes to Consolidated Financial Statements

                           December 31, 1999 and 2000


     (b)  DEVELOPMENT STAGE ENTERPRISE

          The Company's management is currently devoting substantially all of its efforts to establishing a worldwide wireless broadband telecommunications system. Accordingly, the Company's consolidated financial statements are presented as those of a development stage enterprise, as prescribed by Statement of Financial Accounting Standards ("SFAS") No. 7, ACCOUNTING AND REPORTING BY DEVELOPMENT STAGE ENTERPRISES.

     (c)  CASH AND CASH EQUIVALENTS

          The Company considers short-term, highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash equivalents at December 31, 1999 and 2000 primarily consist of investments in U.S. government obligations and bank deposits, and amounted to approximately $26,800,000 and $42,189,000, respectively. These investments are stated at cost, which approximated the fair value due to the highly liquid nature and short maturities of the underlying securities.

     (d)  FURNITURE AND EQUIPMENT

          Property and equipment, including equipment with an original cost of $2,054,000 contributed by LMC and LMGT in July 1999, are carried at historical cost less accumulated depreciation and amortization. Depreciation and amortization is calculated using the straight-line method over the following estimated useful lives:

               Furniture and fixtures                            5 years
               Machinery, equipment, and computer
                 hardware and software                           3 years
               Leasehold improvements                            Shorter of estimated life or
                                                                 remaining term

     (e)  SYSTEM UNDER CONSTRUCTION

          The Company is in the process of establishing a business of designing, developing, operating, and providing broadband telecommunications services via a global Ka-band satellite telecommunications system, and performing services as an overall system integrator, owner and operator of that satellite telecommunication system to be known as the ASTROLINK-TM- System. System under construction includes all costs incurred related to the construction of the space and ground components of the ASTROLINK-TM- System. Depreciation expense will be recognized on a satellite-by-satellite basis as the satellites are placed into service following delivery of each satellite to its mission orbit. Depreciation expense related to the ground components will commence with the placement into service of such components. To date, no satellites have been launched, nor have the ground components been completed.

                          ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Notes to Consolidated Financial Statements

                           December 31, 1999 and 2000


     (f)  INTANGIBLE ASSETS

          Intangible assets represent the contracts, agreements, and licenses related to the space component of the ASTROLINK-TM- System which were contributed by LMGT in partial consideration for its Class A units. These intangible assets will be amortized on a straight--line basis over seven years, commencing with the placement of the satellites into service.

     (g)  INCOME TAXES

          As a limited liability company, the Company is not subject to U.S. federal income taxes directly. Rather, each holder of Class A units ("Members") is subject to U.S. federal income taxation based on its ratable portion of the Company's income or loss.

     (h)  UNIT-BASED COMPENSATION

          The Company accounts for employee unit-based compensation arrangements in accordance with the provisions of Accounting Principles Board ("APB") Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and complies with the disclosure provisions of SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. The Company's options granted are for units to acquire non-voting Class B units and are convertible into any class of securities that become registered during an initial public offering. The Company accounts for its option plan using variable plan accounting applicable to junior option plans. Under APB Opinion No. 25, compensation expense for variable plan accounting applicable to junior option plans is based upon the difference, if any, between the exercise price and the fair value of the Company's units at the end of the reporting period when it becomes probable that the conversion of the non-voting units to the voting units will occur. As the Company believes the fair value of its units at December 31, 2000 is equal to the exercise prices of all unit options granted during 2000, no compensation expense has been recognized in the accompanying consolidated financial statements for the year ended December 31, 2000.

     (i)  MANAGEMENT ESTIMATES

          The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

     (j)  IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED
          OF

          The Company accounts for long-lived assets in accordance with the provisions of SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for

                          ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Notes to Consolidated Financial Statements

                           December 31, 1999 and 2000


          impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured as the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

     (k)  OTHER COMPREHENSIVE INCOME (LOSS)

          In June 1997, the Financial Accounting Standards Board ( "FASB") issued Statement of Financial Accounting Standards ( "SFAS") No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in the consolidated financial statements. The Company has no amounts associated with the components of other comprehensive income (loss) in the accompanying consolidated financial statements.

     (l)  NEW ACCOUNTING PRONOUNCEMENTS

          In June 1998, the FASB issued SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. The Company must adopt the provisions of SFAS No. 133, as amended, effective January 1, 2001. The adoption of SFAS No. 133 is not expected to have a material impact on the Company's financial position or results of operations.

     (m)  UNAUDITED FINANCIAL INFORMATION

          The accompanying consolidated financial statements as of and for the year ended December 31, 1998 are unaudited, and in the opinion of management, reflect all adjustments necessary for a fair presentation of the results of operations and cash flows as of and for the year ended December 31, 1998.

(3)  INVESTMENTS

     On July 20, 1999, LMGT purchased 42,000,000 Class A units for an aggregate purchase price of $420,000,000. In 1999, LMGT contributed $133,400,000 in cash, approximately $2,300,000 of property and equipment, and approximately $17,700,000 of intangible assets. During 2000, LMGT paid $126,850,000 in cash in accordance with this commitment. The remaining purchase price of $139,750,000 is payable to the Company at various dates through July 2001.

     Also on July 20, 1999, TRW and Telespazio each purchased 25,000,000 Class A units for a purchase price of $250,000,000. Each paid $83,380,000 of the purchase price on July 20, 1999. TRW subscribed to purchase an additional 510,000 Class A units on December 13, 1999, for a purchase price

                          ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Notes to Consolidated Financial Statements

                           December 31, 1999 and 2000


     of $5,100,000. During 2000, TRW paid $81,590,000 and Telespazio paid $79,280,000 of their respective commitments. The remaining purchase prices of $90,130,000 and $87,340,000, respectively, are payable to the Company at various dates through July 2001.

     On December 31, 1999, LMG purchased 42,500,000 Class A units for an aggregate purchase price of $425,000,000. In 1999 and 2000, LMG contributed $68,490,000 and $208,020,000, respectively, with the remaining purchase price of $148,490,000 payable to the Company at various dates through July 2001.

(4)  TRANSACTIONS AND COMMITMENTS WITH MEMBERS

     (a)  SATELLITE PURCHASE AND LAUNCH SERVICES CONTRACTS WITH MEMBERS

          During 1999 and 2000, the Company entered into a series of agreements with a member and certain of its affiliates for the procurement of four satellites, launch services, and a satellite control facility with related services, training and documentation. The total aggregate commitment under the agreements is approximately $1,826,235,000. The amounts are due partly in monthly payments and partly upon the completion of certain milestones. During the period from April 22, 1999 through December 31, 1999, and the year ended December 31, 2000, the Company paid approximately $264,800,000 and $348,521,000, respectively, to the member under the terms of the agreements. At December 31, 1999 and 2000, $8,750,000 and $21,370,000 was payable to the member. See Note 10(b).

     (b) GROUND SEGMENT AND TELEMETRY, TRACKING AND COMMAND PRODUCTS AND SERVICES CONTRACT

          On April 29, 1999, the Company entered into two agreements with a member for obtaining certain satellite ground segment and telemetry, tracking and command products and services. The total aggregate commitment under these agreements, as amended, is approximately $511,500,000. This amount is due upon the completion of certain milestones. During the period from April 22, 1999 through December 31, 1999, and the year ended December 31, 2000, the Company paid approximately $51,300,000 and $81,400,000, respectively, to the member under the terms of the agreements. At December 31, 2000, approximately $375,000 was payable to the member. See Note 10(b).

     (c)  SATELLITE APPLICATIONS INTERFACE AGREEMENT

          During 1999 and 2000, the Company entered into agreements with a member for obtaining a satellite applications interface and payload emulators. The total commitment under the agreements is approximately $34,525,000 with an option to purchase up to $1,525,000 in additional support services. The amounts are due upon the completion of certain milestones or the delivery of optional support services. During the period from April 22, 1999 through December 31, 1999, and the year ended December 31, 2000, the Company paid approximately $4,700,000 and $18,220,000, respectively, to the member under the terms of the agreements. At

                          ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Notes to Consolidated Financial Statements

                           December 31, 1999 and 2000


          December 31, 1999 and 2000, approximately $700,000 and $1,410,000 was payable to the member. See Note 10(b).

(5)  PROPERTY AND EQUIPMENT

     Property and equipment consists of the following at December 31, 1999 and 2000:

                                                            1999                2000
                                                         -----------         ---------
     Computer hardware and software                      $   224,465           536,766
     Furniture and fixtures                                1,151,070         1,429,418
     Machinery and equipment                                 394,000           432,159
     Leasehold improvements                                  574,572           606,520
                                                         -----------         ---------
                                                           2,344,107         3,004,863
     Less accumulated depreciation and amortization         (211,910)         (847,720)
                                                         -----------         ---------
                                                         $ 2,132,197         2,157,143
                                                         ===========         =========

(6)  EMPLOYEE BENEFIT PLAN

     On July 20, 1999, the Company adopted a profit sharing and savings plan (the "Plan") under Section 401(k) of the Internal Revenue Code. This Plan allows eligible employees to defer up to 20 percent of their annual compensation, subject to IRS rules and applicable limits to the Plan. During the period from April 22, 1999 through December 31, 1999, and the year ended December 31, 2000, the Company contributed four percent of each employee's annual compensation to the Plan, which amounted to approximately $124,000 and $345,000, respectively.

                          ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Notes to Consolidated Financial Statements

                           December 31, 1999 and 2000


(7)  LEASES

     The Company has noncancelable operating leases for office space and equipment that expire on various dates through 2005. The future minimum lease payments under these leases as of December 31, 2000 are as follows:

          YEAR ENDING DECEMBER 31,
          2001                           $ 1,417,064
          2002                             1,445,084
          2003                             1,380,017
          2004                             1,421,680
          2005                               728,611
                                         -----------
                                         $ 6,392,456
                                         ===========

     Rent expense for the period from April 22, 1999 through December 31, 1999 and for the year ended December 31, 2000, was approximately $255,000 and $1,545,000, respectively.

(8)  UNIT OPTIONS

     The Company has a unit option plan which provides for the granting of options to employees of the Company to purchase Class B units. The Class B units are non-voting and are convertible into any class of securities that become registered during an initial public offering. The options vest over a five-year period and expire ten years after the date of grant. As of December 31, 2000, the Company had reserved 7,466,391 units for issuance under the plan.

                          ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Notes to Consolidated Financial Statements

                           December 31, 1999 and 2000


     The Company has elected to follow APB No. 25 and related interpretations in accounting for its employee unit options rather than the alternative fair value accounting method allowed by SFAS No. 123. APB No. 25 provides that compensation expense under variable plan accounting applicable to junior option plans is based upon the difference, if any, between the exercise price and the fair value of the Company's units when it becomes probable that the conversion of the non-voting units to the voting class will occur. SFAS No. 123 requires companies that continue to follow APB No. 25 to provide pro forma disclosure of the impact of applying the fair value method of SFAS No. 123. The following table summarizes unit option activity:

                                         CLASS B         PRICE
                                          UNITS         PER UNIT
                                        ---------       ---------
     Balance at December 31, 1999              --       $      --
     Granted                            3,932,000           10.00
     Exercised                                 --           10.00
     Forfeited                           (419,000)          10.00
                                        ---------       ---------
     Balance at December 31, 2000       3,513,000       $   10.00
                                        =========       =========

     There were 239,100 options exercisable at December 31, 2000. There were 7,466,391 units reserved for issuance as of December 31, 2000. The weighted average exercise price of unit options granted during the year ended December 31, 2000 was $10.00. The weighted average remaining contractual life of the Company's unit options was approximately 9.5 years at December 31, 2000.

     Pro forma information regarding net loss is required by SFAS No. 123, and has been determined as if the Company had accounted for its employee unit options under the fair value method. The weighted average fair value of unit options granted during 2000 was $2.56 per share using the Black-Scholes option pricing model with the following assumptions: expected dividend yield 0 percent, volatility 0 percent, average risk free interest rate 6.01 percent, and expected life of five years. For purposes of pro forma disclosures, the estimated fair value of the unit options is amortized to expense over the unit options' vesting period. Had compensation expense for the unit options granted to employees been determined based on the fair value of the related unit options at the grant dates in accordance with SFAS No. 123, the Company's net loss for the year ended December 31, 2000 would have increased by the pro forma amount indicated below:

     Net loss, as reported      $24,249,181
     Net loss, pro forma        $25,678,088

                          ASTROLINK INTERNATIONAL LLC
                 (A Development Stage Limited Liability Company)

                   Notes to Consolidated Financial Statements

                           December 31, 1999 and 2000


(9)  COMMITMENTS

     During 2000, the Company entered into agreements with a contractor for end-user terminals and service provider gateway terminals. The total aggregate commitment and potential liability for failure to purchase minimum quantities under the agreements is approximately $87,300,000. This amount is due upon the completion of certain milestones. During the period from October 20, 2000 through the year ended December 31, 2000, the Company paid approximately $1,500,000 to the contractor under the terms of the agreements. At December 31, 2000, approximately $1,000,000 was payable to the contractor.

(10) SUBSEQUENT EVENTS

     (a)  FUNDING SUBSEQUENT TO YEAR-END

          On January 5, 2001, the Company's Members contributed an aggregate additional $286,770,000 in accordance with the subscription agreements for the purchase of Class A units previously committed to be purchased.

     (b)  ADDITIONAL FUNDING FROM MEMBERS

          On October 25, 2001, LMGT advised the Company and publicly stated that it would not provide additional funding to the Company beyond those amounts previously committed, all of which were contributed to the Company prior to October 25, 2001. Since that date, TRW has made a similar announcement and none of the Company's other members have indicated an intention to invest additional funds in the Company. All prior funding commitments of the members were met prior to October 25, 2001. The Company does not currently have access to alternative funding sources.

          As of December 6, 2001, the Company had terminated substantially all of its major procurement contracts for the ASTROLINK System, including those with members or member-affiliates. See Note 4, above. The Company terminated the contracts "for convenience" (as opposed to a termination for default by the other party), which is permitted by the contracts. In accordance with the terms of those contracts, the parties are to determine payments due, if any, in connection with the terminations, which amounts are subject to review and negotiation by the parties before final settlement. The Company does not expect that final settlement will occur until some time in the early part of 2002. The Company cannot currently predict the amount of the settlement, if any. On December 17, 2001, the Company's Baord of Directors finalized plans to terminate approximately 70% of the Company's employees, effective December 31, 2001.

          Management of the Company continues to assess alternatives associated with re-starting the development, construction and implementation of the ASTROLINK-TM- System, either based on its original plan or with reduced scope. There can be no assurance that the Company will be successful in its efforts to re-start the development, construction and implementation of the ASTROLINK-TM- System. In the event that the Company is unsuccessful, the work in progress for construction of the ASTROLINK-TM- System could be partially or fully impaired, resulting in significant write-downs or a complete write-off of these assets.